Summary Prospectus January 1, 2020

Baillie Gifford Multi Asset Fund

Class K                                                                          Institutional Class

(BGBKX)                                                                  (BGBIX)

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent by mail unless you specifically request to receive paper copies. Instead, the reports will be made available on the Fund’s website (https://www.bailliegifford.com/en/usa/professional- investor/literature/), and you will be notified by mail each time a shareholder report that includes the Fund is posted and provided with a website link to access the report. If you have already elected to receive shareholders reports electronically, your election will not be affected and you need not take any further action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime in advance of January 1, 2021 by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by calling 1-844-394-6127 or by sending an e-mail request to BGFundsReporting@bailliegifford.com. If you currently receive reports in paper and wish to continue to do so after January 1, 2021, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-394-6127 or send an email request to BGFundsReporting@bailliegifford.com. Your election to receive reports in paper may apply to all funds held in your account (whether or not they are Baillie Gifford Funds) if you invest through your financial intermediary and will apply to all funds held with the Baillie Gifford Funds complex if you invest directly with the Fund.

Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. You can find the Fund’s full prospectus and other information about the Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online at http://USmutualfund.bailliegifford.com. You can also get this information at no cost by calling 1-844-394-6127 or by emailing northamericanvehiclesteam@bailliegifford.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated August 28, 2019, as supplemented or revised, and the financial statements included in the Fund’s annual report to shareholders, dated April 30, 2019.

Investment Objective

The Baillie Gifford Multi Asset Fund seeks long-term capital growth at lower volatility than is typically associated with equity markets.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Class K	Institutional Class
None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class K	Institutional Class
Management Fees(a)	0.50%	0.50%
Distribution (12b-1) Fees	None	None
Other Expenses(b)(c)	2.35%	2.50%
Acquired Fund Fees and Expenses(b)	0.27%	0.27%
Total Annual Fund Operating Expenses	3.12%	3.27%
Fee Waiver and/or Expense Reimbursement(d)(e)	-2.30%	-2.30%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(d)(e)	0.82%	0.97%

(a)                           The Management Fee consists of an Advisory Fee and an Administration and Supervisory Fee paid by the Fund to Baillie Gifford Overseas Limited (the “Manager”).

(b)                           Other Expenses and Acquired Fund Fees and Expenses (“AFFE”) for Class K and Institutional Class shares have been estimated for the current fiscal year based on estimated Fund assets of $10 million, the minimum initial investment amount for Class K shares.

(c)                           Other Expenses for Institutional Class include estimated sub- accounting expenses of 0.15%.

(d)                           The Manager has contractually agreed to irrevocably waive a portion of its Management Fee in an amount equal to 100% of the management fee paid by any Affiliated Acquired Fund with respect to Fund assets invested in such Affiliated Acquired Fund. For purposes of this waiver, “Affiliated Acquired Fund” means any pooled investment vehicle that is managed by the Manager or by any of its affiliates and that pays a management fee. This contractual agreement (the “Affiliated Fund Waiver”) may only be terminated by the Board of Trustees of the Trust. It is estimated that as a result of the Affiliated Fund Waiver the Fund will bear AFFE of 0.17%.

(e)                           The Manager has contractually agreed to waive its fees and/or bear Other Expenses of the Fund until April 30, 2021 to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, sub-accounting expenses, AFFE and extraordinary expenses) attributable to Class K or Institutional Class shares exceed an amount equal to 0.65% on an annual basis (based on the average daily net assets of the Fund) minus any amount waived under the Affiliated Fund Waiver attributable to such class. This contractual agreement (the “Fee Waiver”) may only be terminated by the Board of Trustees of the Trust.

Baillie Gifford Multi Asset Fund – Summary Prospectus

Example of Expenses

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example below also applies the Affiliated Fund Waiver to each period listed in the table and applies the Fee Waiver to the first year of each period listed in the table.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

	Class K	Institutional Class
1 Year	$84	$99
3 Years	$725	$771

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Total Annual Fund Operating Expenses” or in the “Example of Expenses” above, affect the Fund’s performance. The Fund has not yet completed its first full year of operations. During the period from December 4, 2018 to April 30, 2019, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund will seek to meet its objective by investing in a portfolio diversified across a broad range of asset classes, markets and instruments.

The asset classes from which the Fund will select vary over time and, under normal circumstances, can be expected to include:

—            Listed Equities – The Fund expects to invest in common stocks, preferred stocks, convertible securities and warrants. The Fund expects to invest in issuers of any market capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest in issuers located in emerging markets and frontier markets.

—            Investment Grade and High Yield Credit – The Fund expects to invest in high yield debt securities issued by companies rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield bonds” or “junk bonds”), as well as debt securities issued by companies with investment-grade credit ratings.

—            Emerging and Developed Market Government Bonds – The Fund expects to invest in bonds issued by governments of both developed and emerging market economies. These may be denominated in the currency of the issuing country, or some other currency such as U.S. dollars.

—            Real Estate – The Fund expects to seek exposure to commercial and residential property.

—            Infrastructure – Under normal circumstances, the Fund expects to gain exposure to infrastructure assets mainly through investments in equity or debt instruments issued by companies, including those in regulated industries, or government-backed projects involved in the provision of a broad range of essential public services such as schools, transport projects or energy generation.

—            Structured Finance – The Fund expects to invest in various securitized debt instruments to gain exposure to various asset classes such as, but not limited to, commercial or residential mortgages or corporate loans. Such instruments will be regularly traded, rated tranches of collateralized loan obligations, mortgage-backed securities and asset-backed securities.

—            Commodities – The Fund expects to seek exposure to a variety of commodities, including industrial or precious metals and other energy or agricultural commodities.

—            Absolute Return – The Fund expects to make absolute- return-related investments, which include a wide range of instruments with low or negative correlation to broad economic or market risk, including volatility futures and other pooled investment vehicles employing managed futures or merger arbitrage strategies.

—            Currencies – The Fund expects to engage in active currency investing aimed at generating positive returns, as well as in currency hedging.

—            Cash – The Fund expects to invest a portion of its assets in cash or cash equivalents, including money market funds or short-term commercial paper.

At any given time, the Fund may be invested in only a sub-set of the asset classes listed above. In order to gain exposure to these asset classes, the Fund may hold or otherwise invest in U.S. or non-U.S. equity securities, bonds and other transferable securities, other U.S. or non-U.S. investment companies, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), forwards, options (puts and calls), swaps, exchange- traded notes, certificates or other exchange-traded or over-the-counter financial or commodities-linked derivatives, asset-backed securities and other structured finance instruments and depositary receipts. The Fund may seek short exposure to specific securities, industry sectors, currencies, commodities, or other investments through the use of futures contracts, swap agreements or other derivative positions. When investing in debt, the Fund may invest in debt securities of any maturity, duration or credit quality.

The Fund intends to gain exposure to certain asset classes by investing a substantial portion of its assets in other U.S. or non-U.S. pooled investment vehicles, including, without limitation, ETFs, REITs, non-U.S. open-end funds regulated in Luxembourg (SICAVs) and Ireland (UCITS and QIFs), and closed-end funds organized and regulated in such domiciles as Singapore, Jersey, Guernsey and the U.K. (“Underlying Funds”). The Underlying Funds will include investment vehicles sponsored or managed by, or otherwise affiliated with, the Manager, including without limitation other U.S. mutual funds or ETFs.

Baillie Gifford Multi Asset Fund – Summary Prospectus

The portfolio managers select asset classes without regard to a benchmark, focusing instead on absolute return and risk metrics. The portfolio managers take an active, flexible approach to asset allocation, adjusting the mix of asset classes in response to long- and short-term opportunities in an effort to reduce overall volatility and/or increase returns. The portfolio managers make allocation decisions across asset classes primarily based on an analysis of the long-term expected returns, correlations and risk factors associated with each asset class. The portfolio managers continuously monitor and may adjust the Fund’s portfolio in light of the risk characteristics of the Fund’s investments as may be observed at the portfolio, asset class and/or instrument levels.

The portfolio managers may use proprietary or third-party quantitative risk models to help evaluate and manage the overall volatility of the portfolio and to identify the volatility contributions of specific instruments or asset classes. The portfolio managers seek to achieve strong absolute returns and low volatility over the long term, generally 5 year rolling periods.

There is no fixed asset allocation target for the Fund’s portfolio and the allocation among asset classes is expected to vary significantly over time. The portfolio managers continually review and adjust the Fund’s investment allocation in light of changing valuations, market conditions and other events that may affect the risk or expected return of the portfolio. The Fund is expected to be invested in at least five asset classes, not including cash, at all times.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund may make substantial use of derivatives, including structured notes, currency forwards, bond futures, volatility futures, equity indexed futures, interest rate swaps, and total return swaps.

Principal Risks

The Fund’s net asset value and returns will be impacted by the performance of the underlying investments of the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Fund.

The principal risks of investing in the Fund (in alphabetical order after the first five risks) are:

—            Asset Allocation Risk – The Fund’s investment performance depends upon the successful allocation of the Fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Fund’s allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in the Fund as a result of these allocation decisions.

—            Volatility Management Risk – There can be no guarantee that the portfolio managers will be successful in managing the Fund’s overall level of volatility. As a result, the Fund may not realize the anticipated benefits from its volatility management strategies or it may realize losses. Under certain market conditions, the use of volatility management strategies may also result in less favorable performance than if such strategies had not been used. Volatility is non- directional; low volatility does not necessarily suggest that the Fund will not lose value or is less risky.

—            Long-Term Investment Strategy Risk – The Fund pursues a long-term investment approach, typically seeking returns over a period of five years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over the short term, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long- term investors who can bear the risk of short-term fluctuations in the value of the Fund’s portfolio.

—            Derivatives Risk – Investing in derivative instruments involves the risk that these instruments’ values may not move as expected relative to the values of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, counterparty risk, and liquidity risk.

—            Underlying Funds Risk – Investments in other pooled investment vehicles may indirectly expose the Fund to all of the risks applicable to an investment in such other pool. The Fund must pay its pro rata portion of the other pooled vehicles fees and expenses. If such pool is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their net asset value, an effect that might be more pronounced in less liquid markets. Further, the Manager or an affiliate will serve as investment adviser to some pools in which the Fund invests, leading to potential conflicts of interest.

—            Commodities Risk – Commodity prices can have greater volatility than investments in traditional securities, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

—            Conflicts of Interest Risk – The Manager’s relationships with the Fund’s institutional investor base may give rise to various conflicts of interest, since the Manager will sometimes have an incentive to favor those shareholders over other shareholders in the Fund. In addition, the Manager serves as investment adviser to various clients other than the Fund, some of whom may pursue strategies that are substantially similar or nearly identical to investment strategies pursued by the Fund. This “side-by-side” management may give rise to various conflicts of interest, including, for example, in connection with the fair allocation of trades among the Manager’s clients or the sharing of different, more, or more timely information regarding investment performance, portfolio holdings, strategy developments and/or the Manager’s general market outlook.

—            Counterparty and Third Party Risk – Transactions involving a counterparty to a derivative or other instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty and third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Baillie Gifford Multi Asset Fund – Summary Prospectus

—                    Credit Risk – The Fund could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer, guarantor or obligor to make timely payments of interest and/or principal.

—                    Currency and Currency Hedging and Trading Risk – The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. Similarly, the Fund may realize a loss if the Fund hedges exposure to a non-U.S. currency, and this non-U.S. currency increases in value, relative to the U.S. dollar. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

—                    Debt Securities Risk – The values of debt securities may decrease as a result of many factors, including general market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, illiquidity in debt securities markets, prepayments of principal, and slower-than-expected principal payments. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

—                    Emerging Markets Risk – To the extent the Fund invests in emerging market securities, the Fund may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed markets.

—                    Equity Securities Risk – Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

—                    Frontier Markets Risk – Investments in frontier markets may be more volatile and less liquid than investments in more developed markets or in other emerging market countries. Emerging markets risk may be especially heightened in frontier markets.

—                    Growth Stock Risk – The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

—                    Hedging Risk – In managing the Fund, the Manager may (but will not necessarily) engage in hedging transactions. The success of the Fund’s hedging strategies will depend, in part, upon the Manager’s ability to assess correctly the degree of correlation between the performance of the instruments used in a hedging strategy and the performance of the investments being hedged. A hedging strategy may not work the way the Manager expects and there is no guarantee that any hedging strategy used by the Fund will be successful.

—                    High Yield Investments Risk – Securities rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield bonds” or “junk bonds”) lack strong investment characteristics, are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and are subject to greater levels of credit, liquidity and market risk than higher-rated securities.

—                    Information Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

—                    Infrastructure Investments Risk – Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, insurance costs, costs associated with environmental and other regulations, the effects of an economic slowdown, surplus capacity or technological obsolescence, industry competition, labor relations, rate caps or rate changes, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies, natural disasters, terrorist attacks and other factors. Certain infrastructure-related entities, particularly telecommunications and utilities companies, are subject to extensive regulation by various governmental authorities. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

—                    Interest Rate Risk – Debt and other securities and derivative instruments may decline in value due to increases in interest rates and/or prepayment. The risk associated with increases in interest rates is generally greater for funds investing in fixed income securities with longer durations, and in some cases, the duration of fixed income securities can increase.

—                    IPO Risk – The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

—                    Large-Capitalization Securities Risk – Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium- sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to achieve or maintain growth at the high rates that may be achieved by well-managed smaller and medium- sized companies.

—                    Liquidity Risk – The Fund’s investments may be subject to low trading volume, lack of a market maker, contractual lock- in periods or regulatory restrictions, and the Fund may hold

Baillie Gifford Multi Asset Fund – Summary Prospectus

large positions in particular securities. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. Certain investments in alternative asset classes may be less liquid than traditional equity securities. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In some cases, due to unanticipated levels of illiquidity the Fund may seek to meet its redemption obligations wholly or in part by distributions of assets in-kind.

—            Market Disruption and Geopolitical Risk – The value of the Fund’s investments could be adversely affected by events that disrupt securities markets and adversely affect global markets and by changes in non-U.S. and U.S. economic and political conditions.

—            Market Risk – The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in securities market prices may reduce the net asset value of the Fund’s shares.

—            Modeling Risk – The Manager uses quantitative models as one way to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Manager. These models may make simplifying assumptions that limit their effectiveness and may draw from historical data that does not adequately identify or reflect factors necessary to an appropriate or useful output. There can be no assurance that the models will behave as expected in all market conditions.

—            New and Smaller-Sized Funds Risk – New funds and smaller-sized funds will be subject to greater liquidity risk due to their smaller asset bases. A fund that has been recently formed will have limited or no performance history for investors to evaluate and may not reach or maintain a sufficient asset size to effectively implement its investment strategy.

—            Non-U.S. Investment Risk – Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

—            Over-the-Counter Risk – Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup.

—            Real Estate Securities Risk – There are special risks associated with investment in securities of companies engaged in real property markets, including REITs. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including market risk, interest rate risk and credit risk. REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. If the Fund concentrates its investments in the real estate industry, its portfolio may be more volatile compared to a portfolio with investments in a greater mix of different industries.

—            Service Provider Risk – The Fund will be affected by the Manager’s investment techniques, analyses, assessments and employee retention. Similarly, adverse events or performance failures at a service provider, such as human error, inadequate controls or insolvency, have the ability to adversely affect the Fund.

—            Settlement Risk – The Fund may experience delays in settlement due to the different clearance and settlement procedures in non-U.S. countries. Such delays may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, or prevent the Fund from selling securities at times and prices it considers desirable.

—            Short Position Risk – The Fund may incur losses on a short position if the value of the reference instrument increases after the time the Fund has entered into the short position. The loss from a short position is potentially unlimited; the Fund may lose more money than the actual cost of the short position. There can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The Fund’s short positions may result in the creation of leverage in the Fund, which can exaggerate the Fund’s losses, and also may involve credit and counterparty risk. The Fund’s short positions may limit its ability to benefit fully from increases in the relevant securities markets.

—            Small- and Medium-Capitalization Securities Risk – Securities of small- and medium-capitalization companies can be more volatile due to various factors including more limited product lines, financial and management resources and market distribution channels, as well as shorter operating histories and potentially reduced liquidity, especially during market declines, than the securities of larger, more established companies.

—            Structured Finance Securities Risk – Holders of structured finance securities bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Payment streams associated with structured finance securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, creditworthiness of any credit-support provider, and reliability of various other service providers with access to the payment stream), and a problem in any of these factors can lead to a reduction in the payment stream the Manager expected the Fund to receive when the Fund purchased the structured finance security.

Baillie Gifford Multi Asset Fund – Summary Prospectus

—            Tax Risk – The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for special tax treatment accorded to a regulated investment company and its shareholders under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and may bear adversely on the Fund’s ability to so qualify. If, in any year, the Fund were to fail to qualify for treatment as a regulated investment company, and were ineligible to or were not to cure such failure, the resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution.

—            Valuation Risk – Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. There is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

Performance

The Fund commenced operations on December 4, 2018 and, therefore, does not have a full calendar year of performance available. Accordingly, performance data is not included. When performance data becomes available, it will be posted to the following website: http://USmutualfund.bailliegifford.com. Past performance (before and after taxes) is not an indication of future performance. A description of the Fund’s comparative index is provided in the section of the Prospectus entitled “Historical Performance Information for Substantially Similar Accounts.”

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

		Year commenced
		Service with the
Name	Title	Fund
Patrick Edwardson	Portfolio Manager	2018
James Squires	Portfolio Manager	2018
David McIntyre	Portfolio Manager	2018
Felix Amoako	Portfolio Manager	2018
Scott Lothian	Portfolio Manager	2018
Nicoleta Dumitru	Portfolio Manager	2020

Purchasing and Selling Fund Shares

To purchase or redeem shares of the Fund through an intermediary, please contact your intermediary directly.

Other investors may purchase or redeem shares on any day the New York Stock Exchange (“NYSE”) is open for trading directly from the Fund’s transfer agent, Bank of New York Mellon, by written request, as further described in the sections entitled “Shares — How to Buy Shares” and “Shares — How to Sell

Shares” in the Fund’s full Prospectus. The initial and subsequent investment minimums for the Fund shares are as follows:

Minimum
	Minimum Initial	Subsequent
Class of Shares	Investment(1)	Investment(1)
Class K	$10 million	None
Institutional Class	None	None

(1)                           If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.

The Manager and the Fund’s distributor, Baillie Gifford Funds Services LLC (“BGFS”), each reserves the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.

Tax

The Fund intends to make distributions that will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan. If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for services the intermediary provides to Fund shareholders. These payments are not primarily intended to result in the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.